EXHIBIT 10.4

 To be filed in
 LaFourche and
          Plaquemines Parishes, Louisiana

PROSPERITY BANK

FIRST AMENDMENT TO
MORTGAGE, COLLATERAL ASSIGNMENT,
SECURITY AGREEMENT, AND FINANCING STATEMENT

BE IT KNOWN, that as of the 10th day of April, 2014, before me, the undersigned Notary Public duly commissioned and qualified in and for Dallas County, Texas, personally came and appeared:

Tchefuncte Natural Resources, LLC, a Louisiana limited liability company, having a place of business at 71683 Riverside Drive, Covington, LA 70433, and a federal taxpayer identification number of XX-XXX6471, appearing herein through its undersigned duly authorized representative and shall hereinafter be referred to as “Mortgagor”), and

Prosperity Bank, a Texas banking association, successor by merger to The F&M Bank & Trust Company, an Oklahoma state bank, having a place of business at 3811 Turtle Creek Blvd., Suite 1700 Dallas, Dallas County, Texas 75219, and a federal taxpayer identification number of XX-XXX4683, appearing herein through its undersigned duly authorized representative here present who accepts this Mortgage (“Lender”).

Mortgagor and Lender further declared that (a) they executed that certain Mortgage, Collateral Assignment, Security Agreement, and Financing Statement (the “Original Mortgage”) dated July 22, 2011, recorded and registered in Book 1868 Page 51, Conveyance Records, Lafourche Parish, Louisiana and Book 1256 Page 506, Conveyance Records, Plaquemines Parish, Louisiana; and (b) in consideration of these occurrences, Mortgagor and Lender hereby amend the Original Mortgage as follows in order to (1) renew and extend the loans secured by the Mortgage, (2) designate portions of the Collateral to secure letter of credit obligations only of Mortgagor and Indebtedness only of Borrower, respectively, (3) modify the Mortgage as set forth below, and (4) assure that indebtedness owed by Mesa Energy, Inc., a Nevada corporation (“Borrower”), to Lender is secured.  Pursuant to the foregoing, Mortgagor and Lender hereby further recite and agree as follows:

ARTICLE 1. GENERAL TERMS

Section 1.1 Definitions in Amendment. As used in this First Amendment to Mortgage, Collateral Mortgage, Security Agreement, and Financing Statement (this “Amendment”), the terms “Lender,” “Amendment,” “Borrower” and “Original Mortgage” have the meanings indicated above. Additionally, as used in this Amendment, the term “Mortgage” means collectively the Original Mortgage as amended from time to time now or in the future, including this Amendment. Otherwise, capitalized terms used in this Amendment but not defined herein have the meanings ascribed to them in the Mortgage.

ARTICLE 2. LIENS AND SECURITY INTERESTS

Section 2.1 Modifications. (a) The definition of “Loan Agreement” in Recital A of the Mortgage is hereby amended to mean the Loan Agreement dated July 22, 2011, between Borrower, the Guarantors as defined therein, and Lender, as amended by a First Amendment to Loan Agreement dated September 21, 2012, a Second Amendment dated October 1, 2012, a Third Amendment dated November 27, 2013, a Fourth Amendment dated December 19, 2013, and a Fifth Amendment of even date, and as now or hereafter amended, restated, replaced, supplemented, or otherwise modified, from time to time.

(b)           Borrower, Mortgagor, and Lender have renewed and extended the final maturity date. Subsection (c) of Section 2.5 of the Mortgage is hereby amended to read as follows:
“(c)           Final maturity of the Indebtedness is on July 22, 2014.”

Amendment to Louisiana Mortgage - Page 2

Section 2.2 Restated Mortgage Hypothecation. (a) In order to secure the full and punctual payment and performance of all present and future Indebtedness (as defined in the Original Mortgage) of Borrower, Mortgagor does by these presents specially mortgage, affect, hypothecate, pledge, assign, and grant security interests unto and in favor of Lender to inure to the use and benefit of Lender the Mineral Properties, other than those Mineral Properties described on Exhibit A attached hereto, and all related Collateral, together with all rents, issues, profits, products, and proceeds, whether now or hereafter existing or arising, from the Mineral Properties or Collateral, subject to all terms and conditions stated in the Mortgage.  For the avoidance of doubt, the Mineral Properties described on Exhibit A to this Amendment shall, from the date hereof, no longer secure the Indebtedness of Borrower to Lender.

(b)           In order to secure the full and punctual payment and performance of all present and future obligations and indebtedness of Mesa Gulf Coast, LLC (“MGC”) to Lender relating to or arising in connection with the Letters of Credit issued by Lender described on Schedule 1 attached to this Amendment (the “LCs”), Mortgagor does by these presents specially mortgage, affect, hypothecate, pledge, assign, and grant security interests unto and in favor of Lender to inure to the use and benefit of Lender the Mineral Properties listed and described in Exhibit A to this Amendment, and all related Collateral, together with all rents, issues, profits, products, and proceeds, whether now or hereafter existing or arising, from such Mineral Properties or Collateral, subject to all terms and conditions stated in the Mortgage.  For the avoidance of doubt, the obligations and indebtedness of MGC under the LCs shall, from the date hereof, be secured only by the Mineral Properties described on Exhibit A to this Amendment and by no other Mineral Properties.

Section 2.3 Confirmation of Existing Encumbrances.  Mortgagor hereby confirms and ratifies the Liens created by the Mortgage as security for all Indebtedness, including Indebtedness as has come into existence since the effective date of the Original Mortgage. By the execution of this Amendment, the parties incorporate herein all terms, conditions, and provisions of the Mortgage.

Section 2.4 Effect of Releases or Assignments of the Mortgage. Any releases, assignments, partial releases, or partial assignments of rights under the Mortgage shall automatically have the same effect on the rights created by this Amendment without any further action respecting this Amendment.

ARTICLE 3. MISCELLANEOUS

Section 3.1 Invalidity. In the event that any one or more of the provisions contained in this Amendment shall, for any reason, be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Amendment or the Mortgage.

Section 3.2 Titles of Articles, Sections, and Subsections. All titles or headings to articles, sections, subsections, or other divisions of this Amendment or the exhibits hereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections, or other divisions, such other content being controlling as to the agreement between the parties hereto.

Section 3.3 Singular and Plural. Words used herein in the singular, where the context so permits, shall be deemed to include the plural and vice versa. The definitions of words in the singular herein shall apply to such words when used in the plural where the context so permits and vice versa.

Section 3.4 Governing Law. This Amendment is made under and shall be construed in accordance with and governed by the laws of the United States of America and the State of Louisiana.

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Section 3.5 Certificates. The production of mortgage, conveyance, tax research, or other certificates is waived by consent, and Mortgagor and Lender agree to hold me, Notary, harmless for failure to procure and attach same.

Section 3.6 No Further Modification. Unless specifically modified by this Amendment, the Mortgage shall remain in full force and effect according to all terms and conditions thereof.

THUS DONE AND PASSED on this 10th day of April, 2014, in the presence of the undersigned witnesses who hereunto sign their names with Borrower and me, Notary, after due reading of the whole.

MORTGAGOR:

Tchefuncte Natural Resources, LLC,
a Louisiana limited liability company
By:           TNR Holdings, LLC, Sole Member

By: /s/ David Freeman
David Freeman,
President

WITNESSES:

/s/ Lori D. Daull
Print Name: Lori D. Daull

Barbara S. Norman
Print Name: Barbara S. Norman

/s/E. C. Otillio, Jr.
NOTARY PUBLIC

My commission expires: At Death

Amendment to Louisiana Mortgage - Page 4

THUS DONE AND PASSED on this 10th day of April, 2014, in the presence of the undersigned witnesses who hereunto sign their names with Lender and me, Notary, after due reading of the whole.

LENDER:

Prosperity Bank, a Texas banking association, successor by merger to The F&M Bank & Trust Company

By: /s/ Christopher J. Cardoni
Christopher J. Cardoni,
Senior Vice President

WITNESSES:

/s/ Stacie White
Print Name: Stacie White

/s/ Lindsay Jackson
Print Name: Lindsay Jackson

                      /s/ Christie Wright
NOTARY PUBLIC

My commission expires: 3/14/17

This Amendment to Mortgage was prepared by and
After recording, please return to:
Austin S. Conner
Harris, Finley & Bogle, P.C.
777 Main Street, Suite 3600
Fort Worth, Texas 76102-5341
(817) 870-8700

Amendment to Louisiana Mortgage - Page 5

EXHIBIT A

Attached.

EXHIBIT A

A.	STATE OF LOUISIANA LEASE NO. 707

All of Assignor's interest (100% Working Interest and 81.69% Net Revenue Interest) in that certain Oil and Gas Lease dated November 5, 1956 by the State of Louisiana, as Lessor, in favor of Gulf Refining Company, Et Al, as Lessee, covering 700 acres, more or less, situated in Plaquemines Parish, Louisiana, said Lease being filed in Conveyance Book 116, Page 414 of the Conveyance Records of Plaquemines Parish, Louisiana, as amended by document dated January 10, 1979 recorded in Conveyance Book 483, Page 246, Conveyance Records of Plaquemines Parish, Louisiana;

B.	LA FOURCHE BASIN LEVEE DISTRICT LEASE

All of Assignor's right, title and interest, (i.e., 100% Working Interest and 77.62% Net Revenue Interest), in that certain Oil and Gas Lease dated April 27, 1928 by Lafourche Basin Levee District, as Lessor, in favor of Gulf Refining Company, Et Al, as Lessee, covering 10,000 acres, more or less, situated in Plaquemines Parish, Louisiana, said Lease being filed in Conveyance Book 65, Page 345, of the Conveyance Records of Plaquemines Parish, Louisiana, subject to that certain Partial Release dated October 26, 1928 executed by Gulf Refining Company of Louisiana as Lessee, retaining 6,400 acres under said Lease;

C.	THE LOUISIANA LAND AND EXPLORATION COMPANY LEASE

All of Assignor's right, title and interest, (i.e., 100% Working Interest and 72.5% Net Revenue Interest), in that certain Oil and Gas Lease dated September 2, 2009 by the Louisiana Land and Exploration Company, as Lessor, in favor of Maritech Resources, Inc., as Lessee, a Declaration of said Lease being filed in the Conveyance Records of Plaquemines Parish, Louisiana, in Conveyance Book 1214, Page 655, covering 4.675 acres, more or less, situated in Plaquemines Parish, Louisiana, from the surface of the earth to the subsurface depth of 12,200 feet (TVD), as described in said Declaration.